SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
  (Amendment No.     )

Filed by the Registrant [x] Filed by a Party other than the Registrant [ ] Check the appropriate box: [x] Preliminary Proxy Statement [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) [ ] Definitive Proxy Statement [ ] Definitive Additional Materials [ ] Soliciting Material pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                  BioTime, Inc.
                (Name of Registrant as Specified In Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         1)  Title of each class of securities to which transaction applies:



         2) Aggregate number of securities to which transaction applies:



         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



         4) Proposed maximum aggregate value of transaction:



         5) Total fee paid:


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:



         2) Form, Schedule or Registration Statement No.:



         3) Filing Party:



         4) Date Filed:

                                                               Preliminary Copy



                              [BIOTIME LETTERHEAD]



                                                  April  __, 1997


Dear Shareholder:


     You are cordially invited to attend the 1996 Annual Meeting of Shareholders of BioTime, Inc. which will be held on Friday, May 23, 1997 at 10:00 a.m. at the Ritz-Carlton hotel, 600 Stockton Street, San Francisco, California.

     The Notice and Proxy Statement on the following pages contain details concerning the business to come before the meeting. Management will report on current operations and there will be an opportunity for discussion concerning the Company and its activities. Please sign and return your proxy card in the enclosed envelope to ensure that your shares will be represented and voted at the meeting even if you cannot attend. You are urged to sign and return the enclosed proxy card even if you plan to attend the meeting.

     I look forward to personally meeting all shareholders who are able to attend.



                                           Paul Segall, Ph. D.
                                           President and Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             To Be Held May 23, 1997

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of BioTime, Inc. (the "Company") will be held at the Ritz-Carlton hotel, 600 Stockton Street, San Francisco, California, on May 23, 1997 at 10:00 a.m. for the following purposes:

     1. To elect seven (7) directors of the Company to hold office until the next Annual Meeting of Shareholders and until their respective successors are duly elected and qualified;

     2. To amend the Company's 1992 Employee Stock Option Plan by increasing the number of shares available under the Plan.

     3. To amend the Company's Articles of Incorporation to increase the number of authorized common shares, no par value, available for issuance in the future.

     4. To ratify the appointment of Deloitte & Touche LLP as the independent accountants of the Company for the fiscal year ending June 30, 1997; and

     5. To transact such other business as may properly come before the meeting or any adjournments of the meeting.

     The Board of Directors has fixed the close of business on Wednesday, April 16, 1997, as the record date for determining shareholders entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

     Whether or not you expect to attend the meeting in person, you are urged to sign and date the enclosed form of proxy and return it promptly so that your shares of stock may be represented and voted at the meeting. If you should be present at the meeting, your proxy will be returned to you if you so request.


                                             By Order of the Board of Directors,



                                             Judith Segall
                                             Vice President and Secretary




Berkeley, California
April __, 1997

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held on May 23, 1997

        The accompanying proxy is solicited by the Board of Directors of BioTime, Inc., a California corporation (the "Company" or "BioTime") having its principal offices at 935 Pardee Street, Berkeley, California 94710, for use at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held at 10:00 a.m. on Friday, May 23, 1997 at the Ritz-Carlton hotel, 600 Stockton Street, San Francisco, California. Properly executed proxies in the accompanying form that are received at or before the Meeting will be voted in accordance with the directions noted on the proxies. If no direction is indicated, such shares will be voted FOR (i) each nominee for election as director, (ii) amending the Company's 1992 Employee Stock Option Plan to increase the number of shares available under the Plan, (iii) amending the Company's Articles of Incorporation to increase the number of authorized common shares, no par value, and (iv) approval of the appointment of Deloitte & Touche LLP as independent accountants for the Company for the fiscal year ending June 30, 1997.

        The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Meeting: (1) matters that the Company's Board of Directors does not know a reasonable time before the Meeting are to be presented at the Meeting; and (2) matters incidental to the conduct of the Meeting. Management does not intend to present any business for a vote at the Meeting other than the matters set forth in the accompanying Notice of Annual Meeting of Shareholders, and as of the date of this Proxy Statement, no shareholder has notified the Company of any other business that may properly come before the meeting. If other matters requiring the vote of the shareholders properly come before the Meeting, then it is the intention of the persons named in the attached form of proxy to vote the proxy held by them in accordance with their judgment on such matters.

        Only shareholders of record at the close of business on April 16, 1997 are entitled to notice of and to vote at the Meeting. On that date, there were 3,203,193 of the Company's Common Shares issued and outstanding, which constitutes the only class of voting securities of the Company outstanding. Each of the Company's Common Shares is entitled to one vote in the election of directors and in all other matters that may be acted upon at the Meeting, except that shareholders may elect to cumulate votes in the election of directors. Under cumulative voting, each shareholder may give one candidate or may distribute among two or more candidates, a number of votes equal to the number of directors to be elected multiplied by the number of Common Shares owned. Shareholders may not cumulate votes unless at least one shareholder gives notice of his or her intention to cumulate votes at the Meeting. The enclosed proxy confers discretionary authority to cumulate votes.

        Any shareholder giving a proxy has the power to revoke that proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Company either a written revocation or a duly executed proxy bearing a date subsequent to the date of the proxy being revoked, or by voting in person at the meeting. Any shareholder may attend the Meeting and vote in person, whether or not such shareholder has previously submitted a proxy, but attendance at the Meeting will not revoke a proxy unless the shareholder votes in person.

        The Company will bear all of the costs of the solicitation of proxies for use at the Meeting. In addition to the use of the mails, proxies may be solicited by a personal interview, telephone and telegram by directors, officers and employees of the Company, who will undertake such activities without additional compensation. Banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the proxy materials to the beneficial owners of the Common Shares held of record by such persons and entities and will be reimbursed for their reasonable expense incurred in connection with forwarding such material.

        This Proxy Statement and the accompanying form of proxy are first being sent or given to the Company's shareholders on or about April __, 1997.


                              ELECTION OF DIRECTORS


        At the Meeting, seven directors will be elected to hold office for a one-year term until the 1997 Annual Meeting of Shareholders, and until their successors have been duly elected and qualified. All of the nominees named below are incumbent directors. Since the last Annual Meeting of Shareholders, Lawrence Cohen retired from the Board of Directors. The Board would like to extend its thanks to Mr. Cohen for his years of dedicated, hard work. Jeffrey B. Nickel has been appointed to the Board of Directors to fill the vacancy created by the retirement of Mr. Cohen. Dr. Nickel has served as a product development and marketing consultant to the Company for more than two years and will bring to the Board nearly 25 years of experience in the pharmaceutical industry.

        It is the intention of the persons named in the enclosed proxy, unless such proxy specifies otherwise, to vote the shares represented by such proxy FOR the election of the nominees listed below. In the unlikely event that any nominee should be unable to serve as a director, proxies may be voted in favor of a substitute nominee designated by the Board of Directors.

Directors and Nominees

        Paul Segall, Ph.D., 54, is Chairman, President and Chief Executive Officer of BioTime and has served as a director of the Company since 1990. He was a research scientist for Cryomedical Sciences, Inc. ("CMSI") and a member of its Board of Directors from 1987 to December 1990, serving as Director of Research and Vice President of Research for CMSI, from

April 1988 until 1989. Dr. Segall received a Ph.D. in Physiology from the University of California at Berkeley in 1977.

        Victoria Bellport, 31, is Chief Financial Officer and Executive Vice President of BioTime and has been a director of the Company since 1990. Ms. Bellport received a B.A. in Biochemistry from the University of California at Berkeley in 1988.

        Hal Sternberg, Ph.D., 43, is Vice President of Research of BioTime and has been a director of the Company since 1990. He was a research scientist for CMSI from 1987 to December 1990, serving as Vice President of Biochemistry for CMSI from November 1987 to 1989. Dr. Sternberg was a visiting scientist and research Associate at the University of California at Berkeley from 1985-1988, where he supervised a team of researchers studying Alzheimer's Disease. Dr. Sternberg received his Ph.D. from the University of Maryland in Biochemistry in 1982.

        Harold Waitz, Ph.D., 54, is Vice President of Engineering of BioTime and has been a director of the Company since 1990. He was a research scientist for CMSI from 1987 to December 1990, serving as Vice President of Technology for CMSI from November 1987 to 1989. From 1986-1988, Dr. Waitz served as Vice President of Research at the Winters Institute, a non-profit biomedical research institution, at which Dr. Waitz studied arteriosclerosis in primates. He received his Ph.D. in Biophysics and Medical Physics from the University of California at Berkeley in 1983.

        Ronald S. Barkin, 51, has been Executive Vice President of BioTime since April 1997, and has been a director of the Company since 1990. Mr. Barkin is an attorney with a background in civil and corporate law. He is an active member of the California Bar, and has practiced in that state since 1971.

        Judith Segall, 42, has been Vice President of Technology and Secretary of BioTime since 1990 and was a director of the Company from 1990 through 1994, and from 1995 through the present date. She performed services on a contract basis as a biochemist for CMSI during 1989, until the formation of BioTime. Ms. Segall received a B.S. in Nutrition and Clinical Dietetics from the University of California at Berkeley in 1989.

        Jeffrey B. Nickel, Ph.D., 53, is President of Nickel Consulting through which he has served as a consultant to companies in the pharmaceutical and biotechnology industries since 1990. Prior to starting his consulting business, Dr. Nickel served in a number of management positions for Syntex Corporation and Merck & Company. Dr. Nickel received his Ph.D. in Organic Chemistry from Rutgers University in 1970.

Executive Officers

        Paul Segall, Ronald S. Barkin, Victoria Bellport, Hal Sternberg, Harold Waitz and Judith Segall are the only executive officers of BioTime.

        There are no family relationships among the directors or officers of the Company, except that Paul Segall and Judith Segall are husband and wife.


Directors' Meetings, Compensation and Committees of the Board

        The Board of Directors does not have a standing Audit Committee, Compensation Committee, or Nominating Committee. Nominees to the Board of Directors are selected by the entire Board.

        The Board of Directors has a Stock Option Committee that administers the Company's 1992 Stock Option Plan and makes grants of options to key employees, consultants, scientific advisory board members and independent contractors of the Company, but not to officers or directors of the Company. The members of the Stock Option Committee are Paul Segall, Ronald S. Barkin, and Victoria Bellport. The Stock Option Committee was formed during September 1992.

        During the fiscal year ended June 30, 1996, the Board of Directors met three times. No director attended fewer than 75% of the meetings of the Board or any committee on which they served.

        Directors of the Company who are not employees receive an annual fee of $20,000. Directors of the Company and members of committees of the Board of Directors who are employees of the Company are not compensated for serving as directors or attending meetings of the Board or committees of the Board.
Directors are entitled to reimbursements for their out-of-pocket expenses incurred in attending meetings of the Board or committees of the Board. Directors who are employees of the Company are also entitled to receive compensation in such capacity.

Executive Compensation

        None of the Company's executive officers received compensation from the Company in excess of $100,000 during the fiscal year ended June 30, 1996. The Company has entered into a new five-year employment agreement (the "Employment Agreement") with Paul Segall, the President and Chief Executive Officer of the Company. The Employment Agreement will expire on December 31, 2000 but may terminate prior to the end of the term if Dr. Segall (1) dies, (2) leaves the Company, (3) becomes disabled for a period of 90 days in any 150 day period, or
(4) is discharged by the Board of Directors for failure to carry out the reasonable policies of the Board, persistent absenteeism, or a material breach of a covenant. Under his Employment

Agreement, Dr. Segall is presently receiving an annual salary of $85,000. Dr. Segall will receive a one-time cash bonus of $25,000 if the Company receives at least $1,000,000 of equity financing from a pharmaceutical company. Dr. Segall will be entitled to seek a modification of his Employment Agreement before the expiration of the five year term if the market value of the Company's outstanding capital stock exceeds $75,000,000.

        In the event of Dr. Segall's death during the term of his Employment Agreement, the Company will pay his estate his salary for a period of six month or until December 31, 2000, whichever first occurs. In the event that Dr. Segall's employment terminates, voluntarily or involuntarily, after a change in control of the Company through an acquisition of voting stock, an acquisition of the Company's assets, or a merger or consolidation of the Company with another corporation or entity, Dr. Segall will be entitled to severance compensation equal to the greater of (a) 2.99 times his average annual compensation for the preceding five years and (b) the balance of his base salary for the unexpired portion of the term of his Employment Agreement.

        The Board of Directors has also approved employment agreements that contain the same or similar change of control severance benefits for the other executive officers of the Company.

        Dr. Segall has also executed an Intellectual Property Agreement which provides that the Company is the owner of all inventions developed by Dr. Segall during the course of his employment.

        The following table summarizes certain information concerning the compensation paid to Dr. Segall during the last three fiscal years.


                           SUMMARY COMPENSATION TABLE



                                         Annual Compensation                     Long-Term
Name                                     -------------------                    Compensation
and Principal                                                                   -------------
Position                  Year             Salary($)             Bonus          Stock Options
---------------           ----             ---------             -----          -------------
Paul Segall               1996              $76,041
Chief Executive           1995              $67,500
Officer                   1994              $63,796              $25,000


Stock Option Plan

        During 1992, the Company adopted the 1992 Stock Option Plan and granted to Paul Segall options to purchase 21,000 Common Shares at $9.22 per share. The options granted to Dr. Segall will expire five years after the date of grant, and will become exercisable in three equal annual installments. No options were granted to any of the Company's executive officers during the last fiscal year.

        The following table provides information with respect to Dr. Segall concerning the exercise of options during the last fiscal year and unexercised options held as of June 30, 1996.

                Aggregated Options Exercised in Last Fiscal Year,
                        and Fiscal Year-End Option Values


                        Number of                               Number of                     Value of Unexercised
                         Shares                           Unexercised Options at            In-the-Money Options at
                        Acquired       Value                  June 30, 1996                   June 30, 1996(1)
                           on         Realized          ---------------------------        ---------------------------
Name                    Exercise         ($)            Exercisable   Unexercisable        Exercisable   Unexercisable
----                   ----------       -----           -----------   -------------        -----------   -------------
Paul Segall                 0            --               21,000            0                $239,610           0

(1) Based on the average of the high and low bid prices of a Common Share ($20.63) as reported on the Nasdaq Small Cap Market System on such date.


Certain Relationships and Related Transactions

        During the twelve months ended June 30, 1996, $19,940 in fees for consulting services was paid to Ronald S. Barkin, and $36,000 in fees for consulting services was paid to Dr. Jeffrey B. Nickel, members of the Board of Directors.

                             PRINCIPAL SHAREHOLDERS

        The  following  table  sets  forth  information  as  of  April  7,  1997 concerning beneficial ownership of Common Shares by each shareholder known by the Company to be the beneficial owner of 5% or more of the Company's Common Shares, and the Company's executive officers and directors. Information concerning certain beneficial owners of more than 5% of the Common Shares is based upon information disclosed by such owners in their reports on Schedule 13D.

                                               Number of         Percent of
                                                Shares              Total
                                               ---------         ----------

Alfred D. Kingsley (1)                          362,750             10.5%
Gary K. Duberstein
Greenbelt Corp.
Greenway Partners, L.P.
Greenhouse Partners, L.P.
  277 Park Avenue, 27th Floor
  New York, New York 10017

WisdomTree Associates, L.P. (2)                 259,200              8.1
WisdomTree Capital Management, Inc.
  1633 Broadway, 38th Floor
  New York, New York 10019
WisdomTree Offshore, Ltd. (2)
  Zephyr House, 5th Floor
  P.O. Box 1561
  Mary Street
  Grand Cayman, Cayman Islands
  British West Indies

Paul and Judith Segall (3)                      226,738              7.0

Harold D. Waitz (4)                             167,069              5.2

Hal Sternberg (5)                               157,379              4.9

Victoria Bellport                                65,389              2.0

Ronald S. Barkin (6)                             63,337              2.0

Jeffrey B. Nickel                                 --                 --

All officers and directors
as a group (7 persons)(7)                        679,912             20.5%
---------------------------

(1) Includes 250,000 Common Shares issuable upon the exercise of certain warrants owned beneficially by Greenbelt Corp. Mr. Kingsley and Mr. Duberstein may be deemed to beneficially own the warrant shares that Greenbelt Corp. beneficially owns. Includes 27,500 Common Shares owned by Greenway Partners, L.P. Greenhouse Partners, L.P. is the general partner of Greenway Partners, L.P. and Mr. Kingsley and Mr. Duberstein are the general partners of Greenhouse Partners, L.P. Greenhouse Partners, L.P., Mr. Kingsley and Mr. Duberstein may be deemed to beneficially own the Common Shares that Greenway Partners, L.P. beneficially owns. Includes 81,950 Common Shares owned solely by Mr. Kingsley, as to which Mr. Duberstein disclaims beneficial ownership. Includes 3,300 Common Shares owned solely by Mr. Duberstein, as to which Mr. Kingsley disclaims beneficial ownership.

(2) Includes 229,200 Common Shares owned by WisdomTree Associates, L.P. and 30,000 Common Shares owned by WisdomTree Offshore, Ltd. WisdomTree Capital Management, Inc. is the general partner of WisdomTree Associates, L.P. and is the investment manager of WisdomTree Offshore, Ltd.

(3) Includes 141,559 shares held of record by Paul Segall and 64,179 shares held of record by Judith Segall. Includes 21,000 Common Shares issuable upon the exercise of certain options.

(4) Includes 21,000 Common Shares issuable upon the exercise of certain options.

(5) Includes 21,000 Common Shares issuable upon the exercise of certain options.

(6) Includes 45,000 Common Shares issuable upon the exercise of certain options.

(7) Includes 108,000 Common Shares issuable upon the exercise of certain options.


      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Shares and other equity securities of the Company. Officers, directors and greater than ten percent beneficial owners are required by SEC regulation to furnish the Company with copies of all reports they file under Section 16(a).

        To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with during the fiscal year ended June 30, 1996.


                     AMENDMENT OF THE 1992 STOCK OPTION PLAN


        The Board of Directors proposes and recommends that the shareholders approve an amendment to the Company's 1992 Stock Option Plan (the "Plan") which will make an additional 200,000 Common Shares available for issuance upon the exercise of options that may be granted under the Plan. The Plan currently makes available a total of 400,000 Common Shares for which options may be granted. As of April 7, 1997, the Company had granted options to purchase 348,000 of the Common Shares available under the Plan, of which 103,000 have been exercised and 245,000 remain outstanding. The Board of Directors has no present plan or commitment to grant any additional options to the present executive officers of the Company, but the Board strongly believes that the Company's ability to attract and retain the services of new employees and consultants depends in great measure upon its ability to provide the kind of incentives that are derived from the ownership of stock options. The Board believes that unless the proposed amendment to the Plan is approved by the shareholders, the Company will be placed at a serious competitive disadvantage in attracting capable employees and consultants at a critical time in its development.

        At April 7, 1997, the total market value of the 297,000 Common Shares reserved for issuance under the Plan was approximately $9,207,000, based upon the last sale price on such date on the Nasdaq Small Cap Market. That total market value would increase to approximately $15,407,000 as of April 7, 1997 if the shareholders approve the proposed amendment reserving an additional 200,000 Common Shares.

        The Plan is administered by the Board of Directors which determines which officers, directors, employees, consultants, scientific advisory board members and independent contractors of the Company are to be granted options, the number of shares subject to the options granted, the exercise price of the options, and certain other terms and conditions of the options. The Stock Option Committee (the "Committee") of the Board may grant options under the Plan to eligible persons other than officers and directors of the Company.

        The options exercise price may be payable in cash or in Common Shares having a fair market value equal to the exercise price, or in a combination of cash and Common Shares. No options may be granted under the Plan more than ten years after the date the Plan was adopted by the Board of Directors, and no options granted under the Plan may be exercised after the expiration of ten years from the date of grant.

        Options granted under the Plan may be either "incentive stock options" within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options. Incentive stock options may be granted only to employees of the Company or its subsidiaries. The exercise price of incentive stock options granted under the Plan must be equal to the fair market of the Company's Common Shares on the date the option is granted. In the case of an optionee who, at the time of grant, owns more than 10% of the combined voting power of all classes of stock of the Company, the exercise price of any incentive stock option must be at least 110% of the fair market value of the Common Shares on the grant date, and the term of the option may be no longer than five years. The aggregate fair market value of the Common Shares (determined as of the grant date of the option) with respect to which incentive stock options become exercisable for the first time by an optionee in any calendar year may not exceed $100,000.

        Options granted under the Plan are nontransferable (except by will or the laws of descent and distribution) and may vest in annual installments or upon the occurrence of certain events. Incentive stock options may be exercised only during employment or within three months after termination of such employment, subject to certain exceptions in the event of the death or disability of the optionee.

        The number of Common Shares covered by the Plan, and the number of Common Shares and exercise price per share of each outstanding option, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding Common Shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of issued and outstanding Common Shares effected without receipt of consideration by the Company.

        In the event of the dissolution or liquidation of the Company, or in the event of a reorganization, merger or consolidation of the Company as a result of which the Common Shares are changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company to, or the acquisition of stock representing more than eighty percent 80% of the voting power of the stock of the Company then outstanding by, another corporation or person, the Plan and all options granted under the Plan shall terminate, unless provision can be made in writing in connection with such transaction for either the continuance of the Plan and/or for the assumption of options granted under the Plan, or the substitution for such options by options covering the stock of a successor corporation, or a parent or a subsidiary of a successor corporation, with appropriate adjustments as to the number and kind of shares and prices.

        The approval of the amendment of the Plan requires the affirmative vote of the holders of a majority of the Common Shares present and voting at the Meeting.

               The Board of Directors Recommends A Vote "FOR" the
                      Approval of the Amendment to the Plan

Federal Income Tax Consequence of Participation in the Plan

        The following discussion summarizes certain federal income tax consequences of participation in the Plan. Although the Company believes the following statements are correct based on existing provisions of the Code and the regulations thereunder, the Code or regulations may be amended from time to time, and future judicial interpretations may effect the veracity of the discussion.

        Under Section 422(a) of the Code, the grant and exercise of an incentive stock option pursuant to the Plan is entitled to the benefits of Section 421(a) of the Code. Under Section 421(a), an optionee will not be required to recognize income at the time the option is granted or at the time the option is exercised. If the applicable holding periods described below are met, when the shares of stock received upon exercise of an incentive stock option are sold or otherwise disposed of in a taxable transaction, the option holder will recognize compensation income (taxed as ordinary income), for the taxable year in which disposition occurs, in an amount equal to the excess of the fair market value of the Common Shares at the time of such disposition over the amount paid for the shares.

        The Company will not be entitled to any business expense deduction with respect to the grant or exercise of an incentive stock option, except in connection with a disqualifying disposition as discussed below. No portion of the amount received by the optionee upon the sale of Common Shares acquired through the exercise of an incentive stock option will be subject to withholding for federal income taxes, or be subject to FICA or state disability taxes, except in connection with a disqualifying disposition.

        In order for a participant to receive the favorable tax treatment provided in Section 421(a) of the Code, Section 422 requires that the participant make no disposition of the option shares within two years from the date the option was granted, nor within one year from the date such option was exercised and the shares were transferred to the participant. In addition, the participant must, with certain exceptions for death or disability, be an employee of the Company (or of a parent or subsidiary of the Company, as defined in Section 424(e) and (f) of the Code, or a corporation, or parent or subsidiary thereof, issuing or assuming the option in a merger or other corporate reorganization transaction to which Section 424(a) of the Code applies) at all times within the period beginning on the date of the grant of the option and ending on a date within three months before the date of exercise. In the event of the death of the participant, the holding periods will not apply to a disposition of the option or option shares by the participant's estate or by persons receiving the option or shares under the participant's will or by intestate succession.

        If a participant disposes of stock acquired pursuant to the exercise of an incentive stock option before the expiration of the holding period requirements set forth above, the participant will realize, at the time of the disposition, ordinary income to the extent the fair market value of the Common Shares on the date the shares were purchased exceeded the purchase price. The difference between the fair market value of the Common Shares on the date the shares were purchased and the amount realized on disposition is treated as long-term or short-term capital gain or loss, depending on the participant's holding period of the Common Shares. The amount treated as ordinary income may be subject to the income tax withholding requirements of the Code and FICA withholding requirements. The participant will be required to reimburse the Company, either directly or through payroll deduction, for all withholding taxes that the Company is required to pay on behalf of the participant. At the time of the disposition, the Company will be allowed a corresponding business expense deduction under Section 162 of the Code to the extent of the amount of the participant's ordinary income. The Company may adopt procedures to assist it in identifying such deductions, and may require a participant to notify the Company of his or her intention to dispose of any such shares.

        The Plan also permits the Company to grant options that do not qualify as incentive stock options. These "non-qualified" stock options may be granted to employees or non-employees, such as members of the Company's scientific advisory board and other persons performing consulting or professional services for the Company. A Plan participant who receives a non-qualified option will not be taxed at the time of receipt of the option, provided that the option does not have an ascertainable value, but the participant will be taxed at the time the option is exercised.

        The amount of taxable income that will be earned upon exercise of a non-qualified option will be the difference between the fair market value of the Common Shares on the date of the exercise and the exercise price of the option. The Company will be allowed a business expense deduction to the extent of the amount of the participant's taxable income recognized upon the exercise of a non-qualified option. Because the option holder is subject to tax immediately upon exercise of the option, there are no applicable holding periods for the stock. The option holder's tax basis in the Common Shares purchased through the exercise of a non-qualified option will be equal to the exercise price paid for the stock plus the amount of taxable gain recognized upon the exercise of the option. The option holder may be subject to additional tax on sale of the stock if the price realized exceeds his or her tax basis. The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Code Section 401(a).


Options Previously Granted Under the Plan

        The following table shows certain information concerning options previously granted under the Plan to (i) the Company's Chief Executive Officer,
(ii) all current executive officers, as a group, (iii) all current directors who are not executive officers, as a group, (iv) each nominee for election as a director, (v) each other person who received 5% or more of the options, and (vi) all employees, including all current officers who are not executive officers, as a group:

                                                Number of Options Granted

Paul E. Segall                                           21,000
Hal Sternberg                                            21,000
Harold Waitz                                             21,000
Judith Segall                                               0
Victoria Bellport                                           0
Ronald S. Barkin                                         45,000

Jeffrey B. Nickel                                         5,000
All current executive officers, as a group               78,000
All current directors who are not executive
    officers, as a group                                  5,000
Ronald Leonardi(1)                                       30,000
Michael Powanda(1)                                       30,000
All employees, including all current officers
who are not executive officers, as a group               17,000
---------------------------
(1) Dr. Leonardi and Dr. Powanda are consultants who provide advice and assistance to the Company in regulatory (FDA) affairs and product development matters.



          AMENDMENT OF ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED
                             NUMBER OF COMMON SHARES


        The Board of Directors has approved an amendment to the Company's Articles of Incorporation to increase the number of authorized Common Shares from 5,000,000 shares to 25,000,000. The purpose of this amendment is to give the Company the flexibility to raise additional capital through the issuance of additional shares, and to obtain and maintain the services of consultants by issuing warrants to purchase Common Shares. Common Shares could also be issued in connection with the acquisition of another business or business assets or technology. There are presently 3,203,193 Common Shares issued and outstanding. An additional 340,000 Common Shares are reserved for issuance under outstanding warrants, and 297,000 Common Shares are reserved for issuance under the Plan. If the proposed amendment to the Plan is approved by the shareholders, an additional 200,000 Common Shares will be reserved for issuance under the Plan. Accordingly, only 1,159,807 authorized Common Shares would be available to the Company.

        Although the Company has no present plan, arrangement or commitment to issue or sell any Common Shares for cash or in connection with the acquisition of any business, assets or technology, the Board of Directors believes that it is in the best interest of the Company and its shareholders to have a sufficient number of authorized but unissued shares available for issuance in the future for such purposes or other opportunities that may come along. Although the Company recently raised approximately $5,600,000 through a subscription rights offering, additional capital will be required in the future for the Company to complete its plans to develop and market its products. It is likely that the sale of Common Shares will be the principal means by which the Company would raise additional capital until such time as it is able to generate earnings sufficient to finance its operations.

         The   approval  of  the   amendment  of  the   Company's   Articles  of
Incorporation requires the affirmative vote of the holders of a majority of the issued and outstanding Common Shares.

               The Board of Directors Recommends A Vote "FOR" the
           Approval of the Amendment to the Articles of Incorporation
            RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

        The Board of Directors proposes and recommends that the shareholders ratify the selection of the firm of Deloitte & Touche LLP to serve as independent accountants of the Company for the fiscal year ending June 30, 1997. Deloitte & Touche LLP has served as the Company's independent accountants since 1991. Unless otherwise directed by the shareholders, proxies will be voted FOR approval of the selection of Deloitte & Touche LLP to audit the Company's consolidated financial statements. A representative of Deloitte & Touche LLP will attend the Meeting, and will have an opportunity to make a statement if he or she so desires and may respond to appropriate questions from shareholders.

 The Board of Directors Recommends a Vote "FOR" Ratification of the Selection of
         Deloitte & Touche LLP as the Company's Independent Accountants


                            PROPOSALS OF SHAREHOLDERS


        Shareholders of the Company who intend to present a proposal for action at the 1997 Annual Meeting of Shareholders of the Company must notify the Company's management of such intention by notice received at the Company's principal executive offices not later than January 23, 1998 for such proposal to be included in the Company's proxy statement and form of proxy relating to such meeting.


                                  ANNUAL REPORT


        The Company's Annual Report for the fiscal year ended June 30, 1996 is being mailed to shareholders with this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material. A copy of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended June 30, 1996, without exhibits, may be obtained by a shareholder without charge, upon written request to the Secretary of the Company.


                                           By Order of the Board of Directors,


                                           Paul Segall, Ph.D.
                                           President and Chief Executive Officer


April __, 1997

                             PROXY FOR BIOTIME, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

                                  May 23, 1997

                This Proxy is Solicited by the Board of Directors

        The undersigned appoints Paul E. Segall and Ronald S. Barkin, and each of them, with full power of substitution, as the undersigned's lawful agent and proxy to attend the Annual Meeting of Shareholders of BioTime, Inc. on May 23, 1997 and any adjournment thereof and to represent and vote all BioTime, Inc. Common Shares standing in the name of the undersigned upon the books of the corporation.

DIRECTORS RECOMMEND A VOTE "FOR" PROPOSALS NUMBERED 1, 2, 3 AND 4

1)   ELECTION OF     [] FOR all nominees listed      []  WITHHOLD AUTHORITY
     DIRECTORS              below (except as marked      to vote for all
                            to the contrary below)       nominees listed below


RONALD S. BARKIN; VICTORIA BELLPORT; JUDITH SEGALL; JEFFREY B. NICKEL; PAUL SEGALL; HAL STERNBERG; HAROLD WAITZ

** To withhold authority to vote for any individual nominee, draw a line through that person's name**

                                            FOR         AGAINST         ABSTAIN

2) APPROVAL OF AMENDMENT OF
      1992 STOCK OPTION PLAN                [ ]           [ ]             [ ]

3) APPROVAL OF AMENDMENT OF ARTICLES        [ ]           [ ]             [ ]
      OF INCORPORATION

4) RATIFYING APPOINTMENT OF INDEPENDENT     [ ]           [ ]             [ ]
      ACCOUNTANTS

                               The persons named as proxy may also vote on such other business as may properly come before the Meeting or any adjournment thereof.


           [ ]     WISH TO ATTEND AND
                   VOTE SHARES AT MEETING


Please sign exactly as
your shares are registered.      _______________________     __________________
Persons signing as a corporate   Signature                   Date
officer or in a fiduciary
capacity should indicate their   _______________________     __________________
title or capacity.               Signature if Held Jointly   Date

                                                                      Appendix


                                  BIOTIME, INC.
                             1992 STOCK OPTION PLAN
                                  (as amended)


                                    ARTICLE I

                                     GENERAL

         1.       PURPOSE

         This BioTime, Inc. 1992 Stock Option Plan (the "Plan") is intended to increase incentive and to encourage stock ownership on the part of selected key employees, consultants, professionals, and members of the scientific advisory board of BioTime, Inc. (the "Company"), and other individuals whose efforts may aid the Company, other corporations which may become subsidiaries or a parent of the Company. Except where the context obviously requires otherwise, as used in this Plan, the term "Company" includes BioTime, Inc. and any corporation that is or becomes a parent or subsidiary, as defined in Section 425 of the Internal Revenue Code of 1986, as amended (the "Code"), of BioTime, Inc. It is also the purpose of the Plan to provide such employees, consultants, and other individuals with a proprietary interest, or to increase their proprietary interest, in the Company and to encourage them to remain in the employ of the Company or to continue to provide consulting, professional, or advisory services to the Company. It is intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422(b) of the Code and that certain other options granted pursuant to the Plan shall not constitute incentive stock options ("nonqualified stock options").

         2.       ADMINISTRATION

         The Plan shall be administered by the Company's Board of Directors (the "Board") or, in the discretion of the Board, by a committee (the "Committee") of not less than two members of the Board; provided, that options may be granted to officers and directors of the corporation only by the Board or by a Committee all of the members of which are "Non-Employee Directors" as such term is defined in paragraph (b)(3)(i) of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. No member of the Committee shall grant to himself or herself any options under the Plan or options, stock or stock appreciation rights under any other stock option or stock bonus plan of the Company or any of its affiliates while serving on the Committee. The Committee's interpretation and construction of any term or provision of the Plan or of any option granted under the Plan shall be final, unless otherwise determined by the Board, in which event such determination by the Board shall be final. The Board or the Committee may from time to time adopt rules and regulations for carrying out this Plan and, subject to the provisions of this Plan, may prescribe the form or forms of the instruments evidencing any option granted under this Plan. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under the Plan.

         Subject to the provisions of this Plan, the Board or the Committee, by delegation from the Board, shall have full and final authority in its discretion to select the eligible persons to whom options are granted, to grant such options and to determine the number of shares to be subject thereto, the exercise prices, the terms of exercise, expiration dates and other pertinent provisions of such options. The Board may delegate to the Committee the power to make all determinations with respect to the Plan, or may delegate to the Committee only certain aspects of Plan administration, such as selecting officers and directors for participation and decisions concerning the timing, pricing, and amount of a grant or award of options.

         3.       ELIGIBILITY.

         Subject to Section 2 of this Article I, the persons who shall be eligible to receive options under the Plan shall be such officers and key employees (including directors who are also salaried employees of the Company) of the Company as the Board (or the Committee if designated by the Board) shall select. In addition, directors, consultants, professionals (such as accountants and lawyers), members of the Company's scientific advisory board, and independent contractors of the Company who are not also salaried employees of the Company shall be eligible to receive nonqualified stock options (but such persons shall not be eligible to receive incentive stock options). The terms "officers and key employees" as used herein shall mean such key employees as may be determined by the Board (or the Committee if designated by the Board) in its sole discretion.

         4.       SHARES OF STOCK SUBJECT TO THE PLAN.

         The shares that may be issued under the Plan shall be authorized and unissued or reacquired Common Shares of the Company (the "Common Shares"). The aggregate number of shares which may be issued under the Plan shall not exceed 600,000 Common Shares, unless an adjustment is required in accordance with
Article III.

         5.       AMENDMENT OF THE PLAN.

         The Board may, insofar as permitted by law, from time to time, suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that no such amendment shall alter or impair or diminish any rights or obligations under any option theretofore granted under the Plan, without the consent of the person to whom such option was granted, except as permitted under
Section 8 of this Article I. In addition, without further shareholder approval, no such amendment shall increase the number of shares subject to the Plan (except as authorized by Article III), change the designation in Section 3 of
Article I of the class of persons eligible to receive options under the Plan, extend the term during which options may be exercised, or extend the final date upon which options under the Plan may be granted.

         6.       APPROVAL OF SHAREHOLDERS.

         All options granted under the Plan before the Plan is approved by affirmative vote of the holders of a majority of the Common Shares present and eligible to vote at the next meeting of shareholders of the Company, or any adjournment thereof, shall be subject to such approval. No option granted hereunder may become exercisable unless and until such approval is obtained.

Rev 11/96
                                       A-2

         7.       TERM OF PLAN.

         Options may be granted under the Plan until June 30, 2002, the date of termination of the Plan. Notwithstanding the foregoing, each option granted under the Plan shall remain in effect until such option has been exercised or terminated in accordance with its terms and the terms of the Plan.

         8.       LISTING, REGISTRATION, QUALIFICATION, AND CONSENTS.

         All options granted under the Plan shall be subject to the requirement that, if at any time the Board or the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares subject to options granted under the Plan, upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issuance, if any, or purchase of shares in connection therewith, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board or the Committee. Furthermore, if the Board or the Committee determines that any amendment to any option (including, but not limited to, an increase in the exercise price) is necessary or desirable in connection with the registration or qualification of any of its shares under any state securities or "blue sky" law, then the Board or the Committee shall have the unilateral right to make such changes without the consent of the optionee.

         9.       NONASSIGNABILITY.

         No option shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder; provided, that, to facilitate the optionee's financing of the exercise of an option, the Board or Committee may permit the assignment of an option to a broker-dealer that is a member of the National Association of Securities Dealers if such broker-dealer acquires such option for the purpose of immediate exercise and sale of the underlying Common Shares. During the lifetime of the optionee, the option shall be exercisable only by the optionee, and no other person shall acquire any rights therein, except as permitted by the preceding sentence. The designation of a beneficiary by an optionee does not constitute transfer.

         10.      WITHHOLDING TAXES.

         Whenever Common Shares are to be issued upon the exercise of any option under the Plan, the Company shall have the right to require the optionee to remit to the Company an amount sufficient to satisfy federal, state, and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.

         11.      DEFINITION OF "FAIR MARKET VALUE".

         For the purposes of this Plan, the term "fair market value," when used in reference to the date of grant

Rev 11/96
                                       A-3
of an option or the date of surrender of Common Shares in payment for the purchase of shares pursuant to the exercise of any option, as the case may be, shall mean the amount determined by the Board or the Committee as follows:

         (a) If the shares are listed or have unlisted trading privileges on a national securities exchange, the shares shall be valued at their last sale price on the principal national securities exchange (measured by volume of transactions in such shares) on which such securities shall have traded, or, if available, such sales price as reported on the composite tape, on the last trading day immediately preceding the date of grant or surrender.

         (b) If the shares are included in the National Market System of the Nasdaq Stock Market, the shares shall be valued at their last sale price on the last trading day immediately preceding the date of grant or surrender as reported in the price quotations for the National Market System in The Wall Street Journal, if such a trade occurs.

         (c) If the shares are described in either subparagraph (a) or (b) above but were not traded on the last trading day immediately preceding the date of grant or surrender, or if prices of the shares are quoted in the Nasdaq Stock Market (but not the National Market System), or if prices of the shares are published by the National Quotation Bureau, Inc., then the shares shall be valued at the last sale price on the last trading day immediately preceding the date of grant or surrender as reported in The Wall Street Journal, if such a trade occurs; or if no such trade occurs, the average of the last bid and last asked prices reported in the Wall Street Journal or published by the National Quotation Bureau within the 30 days prior to the date of grant or surrender.

         (d) If the shares are not  described in and valued under  subparagraphs
(a), (b) or (c) above, then the shares shall be valued by the Board or the Committee, in its sole judgement, in good faith.

         (e) If the shares are listed or traded on a national securities exchange and are included in the Nasdaq Stock Market (whether or not included in the National Market System), the Board or the Committee may, in its sole judgment and good faith, determine to value the shares under subparagraphs (a),
(b) or (c).


                                   ARTICLE II

                                  STOCK OPTIONS


1.       AWARD OF STOCK OPTIONS.

         Awards of stock options may be made under the Plan under all the terms and conditions contained herein. However, in the case of incentive stock options, the aggregate fair market value (determined as of the date of grant of the option) of the Common Shares with respect to which incentive stock options are exercisable for the first time by such officer or key employee during any calendar year (under all incentive stock option plans of the Company) shall not exceed $100,000. The date on which any option is granted shall be the date of the Board's or the Committee's authorization of such grant or such later date as may be determined by the Board or the

Rev 11/96
                                       A-4

Committee at the time such grant is authorized.

         2.       TERM OF OPTIONS AND EFFECT OF TERMINATION.

         Notwithstanding any other provision of the Plan, an option shall not be exercisable after the expiration of ten (10) years from the date of its grant. In addition, notwithstanding any other provision of the Plan, no incentive stock option granted under the Plan to a person who, at the time such option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary corporation, shall be exercisable after the expiration of five (5) years from the date of its grant.

         In the event that any outstanding option under the Plan expires by reason of lapse of time or otherwise is terminated or canceled for any reason, then the Common Shares subject to any such option which have not been issued pursuant to the exercise of the option shall again become available in the pool of Common Shares for which options may be granted under the Plan.

         3.       CANCELLATION OF AND SUBSTITUTION FOR OPTIONS.

         The Company shall have the right to cancel any option at any time before it otherwise would have expired by its terms and to grant to the same optionee in substitution therefor a new stock option stating an option price which is lower (but not higher) than the option price stated in the canceled option. Any such substituted option shall contain all the terms and conditions of the canceled option provided, however, that notwithstanding Section 2 of
Article II, such substituted option shall not be exercisable after the expiration of ten (10) years from the date of grant of the canceled option.

         4.       TERMS AND CONDITIONS OF OPTIONS.

         Options granted pursuant to the Plan shall be evidenced by agreements in such form as the Board or the Committee shall from time to time determine, which agreements shall comply with the following terms and conditions.

                  (A)      Number of Shares and Type of Option

                  Each option agreement shall state the number of Common Shares for which the option is exercisable and whether the option is intended to be an incentive stock option or a nonqualified stock option.

                  (B)      Option Price

                  Each option agreement shall state the exercise price per share or the method by which such price shall be computed. The exercise price per share shall be determined by the Board or the Committee at the date such option is granted. In the case of a nonqualified option, the exercise price may be not less than 85% of the fair market value of the Common Shares on the date such option is granted. In the case of an incentive stock option, the exercise price shall be not less than 100% of the fair market value of the Common Shares on the date

Rev 11/96
                                       A-5
such option is granted. Notwithstanding the foregoing, the exercise price per share of a option granted to a person who, on the date of such grant and in accordance with Section 425(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary corporation, shall be not less than 110% of the fair market value of the Common Shares on the date that the option is granted.

                  (C)      Medium and Time of Payment

                  The exercise price shall be payable upon the exercise of an option in the lawful currency of the United States of America or, in the discretion of the Board or the Committee, in Common Shares or in a combination of such currency and such shares. Upon receipt of payment, the Company shall deliver to the optionee (or person entitled to exercise the option) a certificate or certificates for the Common Shares purchased through such exercise.

                  (D)      Exercise of Options

                  Each option shall state the time or times when it becomes exercisable, which shall be determined by the Board or the Committee; provided, that all options shall vest at a rate not less than 20% per year over 5 years from the date of grant.

         To the extent that an option has become vested (except as provided in Article III), and subject to the foregoing restrictions, it may be exercised in whole or in such lesser amount as may be authorized by the option agreement. If exercised in part, the unexercised portion of an option shall continue to be held by the optionee and may thereafter be exercised as herein provided.

                  (E)    Termination of Employment Except By Disability or Death

                  In the event that an optionee who is an employee of the Company shall cease to be employed by the Company for any reason other than his or her death or disability, his or her option shall terminate on the date (3) months after the date that he ceases to be an employee of the Company. The Committee or the Board may waive the provisions of this Subsection 4(E) at the date of grant of an option or at a later date.

                  (F)     Disability of Optionee

                  If an optionee who is an employee of the Company shall cease to be employed by the Company by reason of his or her becoming permanently and totally disabled within the meaning of Section 22(e)(3) of the Code (as determined by the Board or the Committee), such option shall terminate on the date one (1) year after cessation of employment due to such disability. The Committee or the Board may waive the provisions of this Subsection 4(F) at the time of grant of an option or at a later date if the option is not an incentive stock option.


Rev 11/96
                                       A-6

                  (G)      Death of Optionee and Transfer of Option

                  If an optionee should die while in the employ of the Company, or within the three-month period after termination of his or her employment with the Company during which he or she is permitted to exercise an option in accordance with Subsection 4(F) of this Article II, such option shall terminate on the date one (1) year after the optionee's death. During such one-year period, such option may be exercised by the executors or administrators of the optionee's estate or by any person or persons who shall have acquired the option directly from the optionee by his or her will or the applicable law of descent and distribution. During such one year period, such option may be exercised with respect to the number of shares for which the deceased optionee would have been entitled to exercise it at the time of his or her death. The Committee or the Board may waive the provisions of this Subsection 4(G) at the date of grant of an option or at a later date if the option is not an incentive stock option.


                                   ARTICLE III

                      RECAPITALIZATIONS AND REORGANIZATIONS

         The number of Common Shares covered by the Plan, and the number of Common Shares and price per share of each outstanding option, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding Common Shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of issued and outstanding Common Shares effected without receipt of consideration by the Company.

         Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to options hereunder are changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company to, or the acquisition of stock representing more than eighty percent (80%) of the voting power of the stock of the Company then outstanding by, another corporation or person, the Plan shall terminate, and all options theretofore granted hereunder shall terminate, unless provision can be made in writing in connection with such transaction for the continuance of the Plan and/or for the assumption of options theretofore granted, or the substitution for such options of options covering the stock of a successor corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Plan and options theretofore granted shall continue in the manner and under the terms so provided.

         To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

         The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes or its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.


Rev 11/96
                                       A-7

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

         1.       RIGHTS AS A SHAREHOLDER.

         An optionee or a transferee of an option shall have no rights as a shareholder with respect to any Common Shares covered by an option until the date of the receipt of payment (including any amounts required by the Company pursuant to Section 10 of Article I) by the Company. No adjustment shall be made as to any option for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to such date, except as provided in Article III.

         2.       MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS

         Subject to the terms and conditions and within the limitations of the Plan, the Board or the Committee may modify, extend, renew, or cancel outstanding options granted under the Plan. Notwithstanding the foregoing, however, no modification of an option shall, without the consent of the optionee impair or diminish any rights or obligations under any option theretofore granted under the Plan, except as provided in Section 8 of Article I. For purposes of the preceding sentence, the right of the Company pursuant to Section 3 of Article II to cancel any outstanding option and to issue theretofor a substituted option stating a lower option price shall not be construed as impairing or diminishing an optionee's rights or obligations.

         3.       OTHER PROVISIONS.

         The option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the option or restrictions required by any applicable securities laws, as the Board or the Committee shall deem advisable.

         4.       APPLICATION OF FUNDS.

         The proceeds received by the Company from the sale of Common Shares pursuant to the exercise of options will be used for general corporate purposes.

         5.       NO OBLIGATION TO EXERCISE OPTION.

         The granting of an option shall impose no obligation upon the optionee or a transferee of the option to exercise such option.

         6.       FINANCIAL ASSISTANCE.

         The Company is vested with authority under this Plan to assist any employe to whom an option is granted hereunder (including any director or officer of the Company or any of its subsidiaries who is also an employee)

Rev 11/96
                                       A-8
in the payment of the purchase price payable on exercise of that option, by lending the amount of such purchase price to such employee on such terms and at such rates of interest and upon such security (or unsecured) as shall have been authorized by or under authority of the Board or the Committee.

         7.       FINANCIAL REPORTS.

         The Company shall deliver to each grantee of an option a balance sheet of the Company as at the end of its most recently completed fiscal year, and an income statement of the Company as of the end of such fiscal year. Such financial statements shall be delivered no less frequently than annually; provided, that such financial statements need not be delivered to any employee whose duties as an employee assure them access to such financial information.

Rev 11/96
                                       A-9